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                             PURCHASE AGREEMENT


                  PURCHASE AGREEMENT (this "Agreement"), dated as of December 3, 2001, by and among McLeodUSA Incorporated, a Delaware corporation (the "Company"), the entities listed on the signature page hereto under the caption "Purchasers" (each such entity, a "Purchaser" and, collectively, the "Purchasers"), and solely for the purposes of Sections 4.5, 4.9, 4.10 and 4.18, the entities listed on the signature page hereto under the caption "Original FL Purchasers" (each such entity, an "Original FL Purchaser" and, collectively with the Purchasers, the "FL Purchasers").


                           W I T N E S S E T H :

                  WHEREAS, the Company is considering a capital restructuring substantially on the terms described in Exhibit A (the "Restructuring");

                  WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Company wishes to sell to the Purchasers and the Purchasers wish to purchase from the Company (i) an aggregate of 10,000,000 shares of the Company's Series F Preferred Stock, par value $.01 per share (the "Series F Preferred Stock"); (ii) an aggregate of 10 shares of the Company's Series G Preferred Stock, par value $.001 per share (the "Series G Preferred Stock" and, collectively with the Series F Preferred Stock, the "Preferred Shares") and a warrant or warrants to purchase an aggregate of 18,937,995 shares of the Company's Class A Common Stock, par value $.01 per share (the "Warrants" and together with the Preferred Shares, the "Securities"); and

                  WHEREAS, the Purchasers and the Company desire to provide

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for the purchase and sale of the Securities and to establish certain rights and obligations in connection therewith.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

                                 Article I

                             PURCHASE AND SALE

                  1.1. Issuance, Purchase and Sale. Upon the terms and subject to the conditions set forth herein, at the Closing (as defined below) the Company shall sell to the Purchasers and the Purchasers shall purchase from the Company the Securities for $100,000,000 (the "Purchase Price"). The number of shares of Series F Preferred Stock, Series G Preferred Stock and Warrants being acquired by each Purchaser, and the portion of the Purchase Price payable therefor is set forth opposite such Purchaser's name on Schedule 1.1; provided, that the Purchasers shall have the right to reallocate among the Purchasers the Securities to be purchased by each Purchaser by delivering written notice of such reallocation to the Company not less than three days prior to the Closing so long as such reallocation does not change the total number of Securities being acquired hereunder or the Purchase Price.

                  1.2. The Closing; Deliveries. (a) The closing of the purchase and sale of the Securities (the "Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom, LLP, Four Time Square, New York, New York 10036, at 9:30 a.m. on the business day following the date on which all of the conditions to each party's obligations hereunder (other than Section 5.1(d)) have been satisfied or waived and on the same date and at the same time that the Restructuring is occurring, or at such other place or time as the parties may agree (the date of the Closing, the


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"Closing Date").

                           (b) At the Closing, the Company shall deliver to
each Purchaser (i) certificates representing the Preferred Shares and (ii) the Warrants being purchased by such Purchaser, each registered in the name of such Purchaser in such amounts as such Purchaser shall inform the Company prior to the Closing. Delivery of such certificates and Warrants shall be made against receipt by the Company of the portion of the Purchase Price payable therefor, which shall be paid by wire transfer of immediately available funds to an account designated by the Company.

                  1.3. Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in Section 7.1.

                                Article II

               REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  Except as set forth in the Schedules to that certain Exchange Agreement, dated as of September 30, 2001, by and among the Company and the Original FL Purchasers or in Schedule I attached hereto, the Company hereby represents and warrants to each Purchaser, as of the date hereof and as of the Closing, as follows:

                  2.1. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted. The Company is duly qualified and licensed as a foreign corporation to do business, and is in good standing (and has paid all relevant franchise or analogous taxes), in each jurisdiction where the character of its assets owned or held under lease or the nature of its business makes such qualification necessary,


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except where the failure to so qualify or be licensed would not individually or in the aggregate have a Material Adverse Effect.

                  2.2. Due Authorization. The Company has the corporate power and authority to enter into this Agreement and each of the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and each of the other Transaction Documents to which it is a party, the issuance and delivery of the Securities by the Company and the compliance by the Company with each of the provisions of this Agreement and each of the other Transaction Documents to which it is a party (including the reservation and issuance of the Conversion Shares and the consummation by the Company of the transactions contemplated hereby and thereby) (a) are within the corporate power and authority of the Company, and (b) have been duly authorized by all necessary corporate action of the Company. This Agreement has been, and each of the other Transaction Documents to which the Company is a party when executed and delivered by the Company will be, duly and validly executed and delivered by the Company, and this Agreement constitutes, and each of such other Transaction Documents when executed and delivered by the Company will constitute, a valid and binding agreement of the Company enforceable against the Company in accordance with its terms except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and for limitations imposed by general principles of equity. Prior to the Closing, the Conversion Shares will be validly reserved for issuance, and upon issuance, will be duly and validly issued and outstanding, fully paid, and nonassessable. The terms, designations, powers, preferences and relative participation, optional and other special rights, qualifications, limitations and restrictions of


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the Series F Preferred Stock and the Series G Preferred Stock will be as set forth in the Certificate of Designation for the Series F Preferred Stock and the Certificate of Designation for the Series G Preferred Stock (collectively, the "Certificates of Designation"), the forms of which are attached to this Agreement as Exhibits 2.2A and 2.2B. The terms of the Warrants will be set forth in a Warrant, the form of which is attached to this Agreement as Exhibit 2.2C. The Securities issued to the Purchasers in accordance with the terms of the Certificates of Designation or Warrant, as applicable, when issued and delivered in accordance with the terms of this Agreement, will be validly issued and outstanding, fully paid and non-assessable, free and, except as provided in Section 4.9 hereof, clear of any Encumbrances and not subject to the preemptive or other similar rights of the stockholders of the Company.

                  2.3. Consents, No Violations. Neither the execution, delivery or performance by the Company of this Agreement or any of the other Transaction Documents to which it is a party nor the consummation of the transactions contemplated hereby or thereby will (a) conflict with, or result in a breach or a violation of, any provision of the certificate of incorporation or by-laws or other organizational documents of the Company or any of its subsidiaries including, without limitation, any of the provisions of the Certificate of Designation for the Series A Preferred Stock of the Company; (b) constitute, with or without notice or the passage of time or both, a breach, violation or default, create an Encumbrance, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under (i) any Law or (ii) any provision of any agreement or other instrument to which the Company or any of its subsidiaries is a party or pursuant to which any of them or any of their assets or properties is subject, except, with

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respect to the matters set forth in clauses (i) and (ii), for breaches, violations, defaults, Encumbrances, or rights of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, which, individually or in the aggregate, would not result in a Material Adverse Effect or (c) except for the filings of the Certificates of Designation with the Secretary of State of the State of Delaware, any required filing under the HSR Act, the Exchange Act, the Securities Act, filings required under the Bankruptcy Code in connection with the Restructuring and other filings or notifications that are immaterial to the consummation of the transactions contemplated hereby, require any consent, approval or authorization of, notification to, filing with, or exemption or waiver by, any Governmental Entity or any other Person on the part of the Company or any of its subsidiaries.

                  2.4. SEC Reports. The Company has timely filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act and made available to the Purchasers complete copies of all annual reports, quarterly reports, proxy statements and other reports filed by the Company under the Exchange Act, each as filed with the SEC (collectively, the "SEC Reports"). Each SEC Report was, on the date of its filing, in compliance in all material respects with the requirements of its respective report form and the Exchange Act and did not, on the date of its filing, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  2.5. Financial Statements. The consolidated financial


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statements of the Company (including any related schedules and/or notes)
included in the SEC Reports filed prior to the date hereof have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently followed throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in accordance with GAAP the consolidated financial condition, results of operations, cash flows and changes in stockholders' equity of the Company and the Subsidiaries as of the respective dates thereof and for the respective periods then ended (except as may be indicated in the notes thereto and except, in the case of interim statements, for the absence of footnotes and as permitted by Form 10-Q and subject to changes resulting from year-end adjustments, none of which are material in amount or effect). Except as disclosed in the SEC Reports filed prior to the date hereof, neither the Company nor any of its subsidiaries has any liability or obligation (whether accrued, absolute, contingent, unliquidated or otherwise, whether known or unknown, whether due or to become due and regardless of when asserted), except (i) liabilities and obligations in the respective amounts reflected or reserved against in the unaudited consolidated balance sheet of the Company and its subsidiaries as of September 30, 2001, (ii) liabilities and obligations incurred in the ordinary course of business since September 30, 2001 or (iii) liabilities and obligations which individually or in the aggregate would not have a Material Adverse Effect.

                  2.6. Absence of Certain Changes. Except as disclosed in the SEC Reports filed prior to the date hereof, since September 30, 2001 neither the Company nor any of the Subsidiaries has suffered any change, event or development or series of changes, events or developments which individually or in the aggregate would have a Material Adverse Effect.

                  2.7. Litigation. (a) Except as disclosed in the SEC Reports filed prior to the date hereof, there is no claim, action, suit,

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investigation or proceeding ("Litigation") pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or involving any of their respective properties or assets by or before any court, arbitrator or other Governmental Entity which (i) in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or (ii) if resolved adversely to the Company or any of its subsidiaries would individually or in the aggregate have a Material Adverse Effect.

                           (b) Except as disclosed in the SEC Reports filed
prior to the date hereof, neither the Company nor any of its subsidiaries is in default under or in breach of any order, judgment or decree of any court, arbitrator or other Governmental Entity, except for defaults or breaches, which individually or in the aggregate would not have a Material Adverse Effect.

                  2.8. Compliance with Laws. Except as disclosed in the SEC Reports filed prior to the date hereof, the Company and its subsidiaries are in compliance with all Laws and the Company and its subsidiaries possess all material licenses, franchise permits, consents, registrations, certificates, and other governmental or regulatory permits, authorizations or approvals required for the operation of the business as presently conducted and for the ownership, lease or operation of the Company's and its subsidiaries' properties (collectively, "Licenses") except where the failure to possess such Licenses individually or in the aggregate would not have a Material Adverse Effect. The Company and its subsidiaries have all Licenses, and all of such Licenses are valid and in full force and effect, and the Company and its subsidiaries have duly performed and are in compliance with all of their obligations under such Licenses except where

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the failure to be so valid, in full force and effect or performed or in compliance individually or in the aggregate would not have a Material Adverse Effect.

                  2.9. Brokers or Finders. Except for Houlihan Lokey Howard & Zukin and Credit Suisse First Boston, advisors to the special committee, whose fees will be paid by the Company, upon the consummation of the transactions contemplated by this Agreement, no agent, broker, investment banker or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee from the Company or any of its subsidiaries in connection with any of the transactions contemplated by this Agreement or the other Transaction Documents.

                  2.10. Section 203 of the DGCL; Takeover Statute. The Board of Directors has taken all actions necessary or advisable so that the restrictions contained in Section 203 of the DGCL applicable to a "business combination" (as defined in such Section) will not apply to the execution, delivery or performance of this Agreement or any of the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby. The execution, delivery and performance of this Agreement or any of the other Transaction Documents and the consummation of the transactions contemplated hereby or thereby will not cause to be applicable to the Company any "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under state or federal laws.

                                Article III

              REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

                  Each Purchaser hereby represents and warrants to the Company, severally and not jointly, as of the date hereof and as of the

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Closing, as follows:

                  3.1. Acquisition for Investment. Such Purchaser is acquiring the Securites, for its own account, for investment and not with a view to, or for sale in connection with, the distribution thereof within the meaning of the Securities Act.

                  3.2. Restricted Securities. Such Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities and any Conversion Shares that may be issued will not be registered under the Securities Act or any state securities laws by reason of their issuance by the Company in a transaction exempt from the registration requirements thereof and (ii) the Securities and any Conversion Shares that may be issued may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder.

                  3.3. No Brokers or Finders. No agent, broker, investment banker or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee from the Purchasers in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

                  3.4. Accredited Investor. Such Purchaser is an "accredited investor" (as defined in Rule 501(a) under the Securities Act). Such Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities and is capable of bearing the economic risks of such investment.

                  3.5. Organization. Such Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to carry on its business as it is now being conducted.

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                  3.6. Due Authorization. Such Purchaser has all right,
power and authority to enter into this Agreement and each of the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by such Purchaser of this Agreement and each of the other Transaction Documents to which it is a party and the compliance by such Purchaser with each of the provisions of this Agreement and each of the Transaction Documents to which it is a party (including the consummation by such Purchaser of the transactions contemplated hereby and thereby) (a) are within the power and authority of such Purchaser and (b) have been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been, and each of the other Transaction Documents to which it is a party when executed and delivered by such Purchaser will be, duly and validly executed and delivered by such Purchaser, and this Agreement constitutes, and each of such other Transaction Documents when executed and delivered by such Purchaser will constitute, a valid and binding agreement of such Purchaser enforceable against such Purchaser in accordance with its respective terms except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and for limitations imposed by general principles of equity.

                  3.7. Consents, No Violations. Neither the execution, delivery or performance by such Purchaser of this Agreement or any of the other Transaction Documents to which it is a party nor the consummation of the transactions contemplated hereby or thereby will (a) conflict with, or result in a breach or a violation of, any provision of the organizational documents of such Purchaser; (b) constitute, with or without notice or the passage of time or both, a breach, violation or default, create an Encumbrance, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under (i) any law, or (ii) any provision of any agreement or

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other instrument to which such Purchaser is a party or pursuant to which the Purchaser or its assets or properties is subject, except, with respect to the matters set forth in clause (ii), for breaches, violations, defaults, Encumbrances, or rights of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, which, individually or in the aggregate, would not materially adversely affect the ability of such Purchaser to consummate the transactions contemplated by this Agreement or any Transaction Document to which it is a party; or (c) except for any required filing under the HSR Act and the filings set forth on Schedule 3.7, require any consent, approval or authorization of, notification to, filing with, or exemption or waiver by, any Governmental Entity or any other Person on the part of the Purchaser.

                  3.8. Sufficient Funds. As of the date hereof, the Purchaser has binding commitments for, and as of the Closing, the Purchaser will have, sufficient funds available (through immediately available cash or existing credit facilities) to enable it to consummate the transactions contemplated hereby.

                                Article IV

                                 COVENANTS

                  4.1. Conduct of Business by the Company Pending the Closing. Except as expressly contemplated by this Agreement or as required in connection with the Restructuring (including in any proceedings required under the Bankruptcy Code in connection with the Restructuring) or as set forth on Schedule 4.1, during the period between the date of this Agreement and the Closing, the Company shall, and shall cause each of its Subsidiaries to, (i) conduct its business only in the ordinary course and consistent with past practice, (ii) use reasonable efforts to preserve and

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maintain its assets and properties and its relationships with its customers, suppliers, advertises, distributors, agents, officers and employees and other Persons with which it has significant business relationships, (iii) use reasonable efforts to maintain all of the material assets it owns or uses in the ordinary course of business consistent with past practice, (iv) use reasonable efforts to preserve the goodwill and ongoing operations of its business, (v) maintain its books and records in the usual, regular and ordinary manner, on a basis consistent with past practice and (vi) comply in all material respects with applicable Laws:

                  4.2. Press Releases; Interim Public Filings. The Company shall, to the extent any such press releases and public filings refer in any way to the Purchasers and/or their Affiliates, shall give the Purchasers the reasonable opportunity to review and comment on such releases and filings, in each case prior to release in the form in which it will be issued.

                  4.3. HSR Act. Each of the Purchasers and the Company shall cooperate in making filings under the HSR Act and shall use its reasonable efforts to take, or cause to be taken, all actions necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including using its reasonable efforts to resolve such objections, if any, as the Antitrust Division of the Department of Justice or the Federal Trade Commission or state antitrust enforcement or other Governmental Entities may assert under antitrust laws with respect to the transactions contemplated hereby.

                  4.4. Listing. The Company shall use its reasonable efforts to continue to have its Class A Common Stock listed on the NASDAQ National Market System (the "NMS") or a national securities exchange for so long as any Securities or any shares of Class A Common Stock are outstanding. Prior to the Closing, the Company shall prepare and submit to

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the NMS a listing application, if applicable, covering the Conversion
Shares and shall obtain approval for the listing of such shares, subject to, in the case of the Conversion Shares, official notice of issuance.

                  4.5. Board Representation; VCOC. (a) Section 3 of the Certificate of Designation for the Series G Preferred Stock provides that the holders of Series G Preferred Stock shall be entitled to elect two directors to the Board of Directors subject to the terms set forth therein. Accordingly, subject to the Certificate of Designation for the Series G Preferred Stock, the Purchasers as holders of Series G Preferred Stock, shall be entitled to designate for election to the Board of Directors two directors (the "Purchasers' Directors"). Theodore J. Forstmann and Thomas
H. Lister, each of whom currently serves on the Board of Directors as a director designee of the Series D Preferred Stock, shall serve as the initial Purchasers' Directors for purposes of the Series G Preferred Stock. Thereafter, in connection with any annual meeting of stockholders at which the term of a Purchasers' Director is to expire, the Company will take all necessary action to cause a Purchasers' Director to be nominated and use its reasonable efforts to cause such Purchasers' Director to be elected to the Board of Directors. In the event a vacancy shall exist in the office of a Purchasers' Director, the Purchasers shall be entitled to designate a successor and the Board of Directors shall elect such successor and, in connection with the meeting of stockholders of the Company next following such election, nominate such successor for election as director by the stockholders and use its reasonable efforts to cause the successor to be elected. Without limiting the generality of the foregoing, the Purchasers' Directors may inspect all contracts, books, records, personnel, offices and

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other facilities and properties of the Company and, to the extent available to the Company after the Company uses reasonable efforts to obtain them, the records of its accountants, including the accountants' work papers, and the Purchasers' Directors may make such copies and inspections thereof as the Purchasers' Directors may request. The Company shall furnish the Purchasers' Directors with such financial and operating data and other information with respect to the business and properties of the Company as the Purchasers' Directors may request. The Company shall permit each of the Purchasers' Directors to discuss the affairs, finances and accounts of the Company with, and to make proposals and furnish advice with respect thereto, the principal officers of the Company. Notwithstanding anything contained in this Section 4.5 to the contrary, the provisions of the Certificate of Designation shall govern the rights of holders of Series G Preferred Stock to elect directors (including any Purchasers' Directors).
In the event that the holders of the Series G Preferred Stock shall cease to be entitled to elect any Purchasers' Director and shall become entitled to designate a "Board Observer" pursuant to, and as defined in, Section
3(b) thereof, such Board Observer shall the rights set forth in Sections
(d) through (f) of this Section 4.5.

                           (b) The rights set forth in Section 4.5(a) are
intended to satisfy the requirement of contractual management rights for purposes of qualifying each of the Purchaser's ownership interests in the Company as venture capital investments for purposes of the Department of Labor's "plan assets" regulations, and in the event such rights are not satisfactory for such purpose as to any such Purchaser, the Company and such Purchaser shall reasonably cooperate in good faith to agree upon mutually satisfactory management rights which satisfy such regulations.


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                           (c) The Company shall promptly reimburse the
Purchasers' Directors for all reasonable expenses incurred by them in connection with their attendance at meetings and any other activities undertaken in their capacity as directors or an observer consistent with the policies of the Company in effect on the date hereof or as such policies may be modified and generally applied to the Company's Board of Directors.

                           (d) In addition, each Original FL Purchaser
shall be entitled to routinely consult with and advise management of the Company with respect to the Company's business and financial matters, including management's proposed annual operating plans, and management will meet regularly during each year with representatives of each Original FL Purchaser (the "Representatives") at the Company's facilities at mutually agreeable times for such consultation and advice, including to review progress in achieving said plans. The Company shall give each Original FL Purchaser reasonable advance written notice of any significant new initiatives or material changes to existing operating plans and shall afford each Original FL Purchaser adequate time to meet with management to consult on such initiatives or changes prior to implementation. The Company agrees to give due consideration to the advice given and any proposals made by each Original FL Purchaser.

                           (e) Each Original FL Purchaser may inspect all
contracts, books, records, personnel, offices and other facilities and properties of the Company and, to the extent available to the Company after the Company uses reasonable efforts to obtain them, the records of its accountants, including the accountants' work papers, and each Original FL Purchaser may make such copies and inspections thereof as each Original FL Purchaser may reasonably request. The Company shall furnish each Original

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FL Purchaser with such financial and operating data and other information with respect to the business and properties of the Company as each Original FL Purchaser may reasonably request. The Company shall permit the Representatives to discuss the affairs, finances and accounts of the Company with, and to make proposals and furnish advice with respect thereto, the principal officers of the Company.

                           (f) The Company shall, after receiving notice
from each Original FL Purchaser as to the identity of any Representative,
(i) permit a Representative to attend all Board meetings and all committees thereof as an observer, (ii) provide the Representative advance notice of each such meeting, including such meeting's time and place, at the same time and in the same manner as such notice is provided to the members of the Board (or such committee thereof), (iii) provide the Representative with copies of all materials, including notices, minutes and consents, distributed to the members of the Board (or such committee thereof) at the same time as such materials are distributed to such Board (or such committee thereof) and shall permit the Representative to have the same access to information concerning the business and operations of the Company and (iv) permit the Representative to discuss the affairs, finances and accounts of the Company with, and to make proposals and furnish advice with respect thereto to, the Board, without voting, and the Board and the Company's officers shall take such proposals or advice seriously and give due consideration thereto. Reasonable costs and expenses incurred by the Representative for the purposes of attending Board (or committee) meetings and conducting other Company business will be paid by the Company.

                           (g) The rights set forth in Sections 4.5(d),
4.5(e) and 4.5(f) are intended to satisfy the requirement of contractual

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management rights for purposes of qualifying each of the Original FL
Purchaser's ownership interests in the Company as venture capital investments for purposes of the Department of Labor's "plan assets" regulations, and in the event such rights are not satisfactory for such purpose as to any such Original FL Purchaser, the Company and such Original FL Purchaser shall reasonably cooperate in good faith to agree upon mutually satisfactory management rights which satisfy such regulations.

                  4.6. Certificates of Designation. The Company shall cause the Certificates of Designation to be filed with the Secretary of State of the State of Delaware prior to the Closing.

                  4.7. Cooperation. Each of the Purchasers and the Company agrees to use its reasonable efforts to take, or cause to be taken, all such further actions as shall be necessary to make effective and consummate the transactions contemplated by this Agreement.

                  4.8. Reserve Shares. After the Closing, the Company will at all times reserve and keep available, solely for issuance and delivery upon conversion of the Preferred Share and the exercise of the Warrants, the number of shares of Class A Common Stock from time to time issuable upon conversion of all shares of the Preferred Shares or upon the exercise of the Warrants at the time outstanding. All shares of Class A Common Stock issuable upon conversion of the Preferred Shares or upon the exercise of the Warrants shall be duly authorized and, when issued upon such conversion or exercise, shall be validly issued, fully paid and nonassessable.

                  4.9. Restrictions on Transfer. (a) Subject to compliance with applicable securities laws, from and after the Closing, the FL Purchasers may sell, transfer, assign, convey, gift, mortgage, pledge, encumber, hypothecate or otherwise dispose of, directly or indirectly

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("Transfer"), any of the Preferred Shares, Warrants, Conversion Shares or
Class A Common Stock owned by them (individually and collectively, "FL Securities"); provided, that, prior to the Standstill Termination Date (as defined below), the FL Purchasers shall not make any Transfer of any of their FL Securities (other than Transfers between FL Purchasers and their Affiliates who agree in writing to be bound by the terms of this Agreement) to any Person or group which is, or which Purchaser believes or should reasonably believe will seek to become, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding voting securities of the Company (such Person or group, a "Disqualified Person," and such sale to a Disqualified Person, a "Disqualified Transaction"), unless such Transfer is specifically approved in advance in writing by the Board of Directors or unless the procedures set forth in this Section 4.9 have been complied with.

                           (b) At any time prior to the Standstill
Termination Date, any FL Purchaser may give written notice to the Company (the "Offer Notice") (which may be joined in by one or more of the other FL Purchasers, in which event all references hereafter to FL Purchaser shall be to all of such FL Purchasers who join in the Offer Notice) that it desires to sell some or all of its FL Securities in a transaction that may constitute a Disqualified Transaction, and setting forth the minimum price in cash at which it is prepared to sell such FL Securities. Such notice may but need not identify a specific purchaser for such FL Securities.

                           (c) The Company shall have 45 days from the date
of the Offer Notice to enter into or cause a designee of the Company to enter into a definitive purchase agreement (the "Purchase Agreement") for the FL Securities which are the subject of the Offer Notice or to advise the FL Purchaser that the Board of Directors has approved or has no objection to such transaction. If the Company or its designee enters into a Purchase Agreement for the purchase of the FL Securities which are the subject of the Offer Notice, then the Company or its designee shall be obligated to purchase such FL Securities within 90 days following the execution of the Purchase Agreement. The Purchase Agreement must provide that it is unconditional (except for receipt of regulatory approvals), that the purchase price for the FL Securities being purchased shall be paid in cash (unless the FL Purchaser otherwise agrees in writing), and (in the case where the purchaser is a designee of the Company) that, in the event the designee (or an affiliate thereof) acquires all or substantially all of the remaining shares of the Company within 6 months of the date of the closing under the Purchase Agreement for a blended average price per share (which, if in the form of marketable securities, shall be determined based on a 10-trading day average at the time of the purchase) that is greater than the price per share received by the FL Purchaser under the Purchase Agreement, the FL Purchaser shall be entitled to receive from such Person the amount by which the blended average per share price paid by such Person for the balance of the outstanding shares of Class A Common Stock exceeds the per share purchase price paid under the Purchase Agreement multiplied by the number of FL Securities sold under the Purchase Agreement.

                           (d) If no definitive agreement is entered into
within 45 days of the Offer Notice, the FL Purchasers shall have the right for 180 days following the end of such 45 day period to enter into a definitive agreement for the sale of their FL Securities with any Person, including a Disqualified Transferee, at a per share price no less than that specified in the Offer Notice.

                           (e) If the FL Purchaser and the Company or its
designee enter into a Purchase Agreement and the Company or its designee, as applicable, fails to timely consummate the purchase of the FL Securities thereunder in accordance with the terms thereof for any reason other than the breach by the FL Purchaser of the Purchase Agreement, then, in addition to all other remedies the FL Purchaser may have by reason of such non-consummation, this Section 4.9 shall be of no further force or effect.

                           (f) Notwithstanding any other provision of this
Section 4.9, no FL Purchaser shall avoid the provisions of this Section 4.9 by making one or more Transfers to one or more Affiliates and then disposing of all or any portion of such FL Purchaser's interest in any such Affiliate. The FL Purchasers shall give the Company notice promptly of any Transfer. Transfers in violation of the provisions of this Agreement shall be null and void, and the securities subject to such Transfer shall remain subject to this Agreement.

                           (g) Any FL Purchaser, by subsequent written
notice, may, following the giving of an Offer Notice, revoke such notice, in which event any subsequent sale of FL Securities by the FL Purchaser shall continue to be subject to this Section 4.9 as if no Offer Notice had been sent, or change the minimum price or number of FL Securities set forth in the Offer Notice, in which event the 45-day time period shall recommence from the date of the giving of the subsequent notice.

                           (h) For purposes hereof, the term "Standstill
Termination Date" shall mean the close of business on the day preceding the third anniversary of the Closing Date, or, if earlier, the date Theodore J.

Forstmann is removed, without his consent, as the Chairman of the Executive Committee of the Board.

                  4.10. Standstill Agreement. (a) During the period commencing on the Closing Date and ending on the Standstill Termination Date (the "Standstill Period") except as (x) specifically permitted by this Agreement (including sales made in compliance with the provisions of Section 4.9) or (y) specifically approved in writing in advance by the Board of Directors of the Company, the Purchasers shall not, and shall cause any Affiliates controlled by them to not, in any manner, directly or indirectly:

                        (1) acquire, or offer or agree to acquire, or become the "beneficial owner" (as defined above) of or obtain any rights in respect of, any capital stock of the Company, except for any shares of Class A Common Stock that may be issuable upon the conversion or reclassification of the 2001 Preferred, Preferred Shares, the Warrants or otherwise as permitted pursuant to this Agreement, provided, that the foregoing limitation shall not prohibit the acquisition of securities of the Company or any of its successors issued as dividends or as a result of stock splits and similar reclassifications or received in a merger or other business combination involving the 2001 Preferred, Preferred Shares, the Warrants or shares of Class A Common Stock (including any Conversion Shares) held by the FL Purchasers or any of their Affiliates at the time of such dividend, split or reclassification or merger or business combination;

                        (2) solicit proxies or consents or become a "participant" in a "solicitation" (as such terms are defined or used in Regulation 14A under the Exchange Act) of proxies or consents with respect to any voting securities of the Company or any of its successors or initiate or become a participant in any stockholder proposal or "election contest" with respect to the Company or any of its successors or induce others to initiate the same, or otherwise seek to advise or influence any person with respect to the voting of any voting securities of the Company or any of its successors (except for activities undertaken by the FL Purchasers or the FL Purchasers' Directors in connection with solicitations by the Board of Directors); or

                        (3) solicit or participate in the solicitation of any Person or entity to acquire, offer to acquire or agree to acquire, by merger, tender offer, purchase or otherwise, the Company or a substantial portion of its assets or more than 50% of the outstanding capital stock; provided, that, no action taken by the FL Purchasers or their Affiliates or representatives in connection with the sale of any of their FL Securities shall constitute a violation of this clause (3).

                           (b) Nothing contained in this Section 4.10 (1)
shall prohibit any of the FL Purchasers or their Affiliates from complying with Rules 13d-1 through 13d-7, as applicable, promulgated under the Exchange Act or from making such disclosure to the Company's stockholders or from taking such action which, in their judgment may be required under applicable law, or (2) shall be deemed to restrict the manner in which the directors designated by the FL Purchasers pursuant to the Series G Certificate of Designations participate in deliberations or discussions of the Board of Directors.

                           (c) During the Standstill Period, the FL
Purchasers and their Affiliates shall be present, in person or by proxy, and without further action hereby agree that they shall be deemed to be present, at all meetings of stockholders of the Company so that all voting securities (including Class A Common Stock) beneficially owned by the FL Purchasers and their Affiliates shall be counted for purposes of determining the presence of a quorum at such meetings. During the Standstill Period, all voting securities (including Class A Common Stock) beneficially owned by the FL Purchasers and their Affiliates shall be voted by the FL Purchasers and their Affiliates, in all elections of directors of the Company in accordance with the bylaws of the Company, such that (i) at least five members of the Board of Directors are qualified as "Independent Directors" as defined in the bylaws and (ii) the Chairman, the Chief Executive Officer, and the Chief Financial Officer of the Company are elected as members to the Board of Directors as required by the bylaws. The bylaws of the Company shall be amended to reflect the foregoing arrangements relating to the directors of the Company. The FL Purchasers agree to vote their FL Securities for the approval of a bylaw amendment adopting the board composition described above.

                  4.11. Consents; Approvals. The Company shall use its reasonable efforts to obtain all consents, waivers, exemptions, approvals, authorizations or orders (collectively, "Consents") (including, without limitation (i) Consents required to avoid any breach, violation, default, encumbrance or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration of any material agreement or instrument to which the Company is a party or its properties or assets are bound, (ii) all Consents pursuant to the Company's or any Subsidiary's financing documents, including without limitation, all indentures and credit agreements of the Company or any Subsidiary, and
(iii) all United States and foreign governmental and regulatory rulings and approvals). The Company also shall use reasonable efforts to obtain all necessary state securities laws or blue sky permits and approvals required to carry out the transactions contemplated hereby and shall furnish all information as may be reasonably requested in connection with any such action.

                  4.12. Access to Property; Records. Between the date hereof and the Closing the Company shall afford the Purchasers and their employees, counsel, accountants, partners, investors, and other authorized representatives reasonable access upon notice, during normal business hours, to the assets, properties, offices and other facilities and books and records of the Company and its subsidiaries, and to the outside auditors of the Company and their work papers. The parties hereto agree that no investigation by the Purchasers or their representatives shall affect or limit the scope of the representations and warranties of the Company contained in this Agreement or in any other Transaction Document delivered pursuant hereto or limit the liability for breach of any such representation or warranty.

                  4.13. Capitalization Certificate. At the Closing, the Company shall deliver a certificate of its Chief Operating and Financial Officer setting forth the capitalization of the Company and containing the other representations and warranties set forth on Exhibit 4.

                  4.14. Registration Rights. At the Closing, the Company shall enter into a registration rights agreement with the Purchasers substantially identical to the registration rights agreement among the Original FL Purchasers and the Company (the "Original Registration Rights Agreement").

                  4.15. Shareholder Rights Plan. For so long as the FL Purchasers shall own FL Securities representing at least 60% of the aggregate amount of FL Securities (each amount calculated on an as converted basis) owned by them immediately after the Closing (the "Initial

Securities"), the Company shall not adopt or implement any stockholders rights plan or similar plan or device (collectively, a "Rights Plan"). From and after the earlier of (i) the time that the FL Purchasers shall cease to own FL Securities representing at least 60% of the amount of Initial Securities or (ii) the time the FL Purchasers shall complete a sale of FL Securities in a Disqualified Transaction, the Company may adopt a Rights Plan, provided, that the percentage that would trigger any rights by the other stockholders of the Company must be at least one percentage point greater than the aggregate percentage ownership (on an as converted basis) of the FL Purchasers in the Company immediately prior to the adoption of the Rights Plan.

                  4.16. Section 203 Opt-Out. Prior to the Closing, the Company shall exercise all authority under applicable law to effect an amendment to its certificate of incorporation expressly electing not to be governed by Section 203 of the DGCL.

                  4.17. Executive Committee Composition. The Company agrees that the executive committee of the Board of Directors (the "Executive Committee") shall consist of no more than seven members, including (i) for so long as the Purchasers are entitled to designate members to the Board of Directors, the Series G Director Designees or Designee of the Purchasers,
(ii) the Chairman of the Board of Directors, (iii) the Chief Executive Officer of the Company and (iv) the Chief Operating Officer of the Company. The bylaws of the Company shall be amended to reflect the composition of the executive committee. The FL Purchasers agree to vote their FL Securities for the approval of a bylaw amendment adopting the provisions of this Section.

                  4.18. Termination Agreement. At the Closing, the Company shall enter into an agreement with the Original FL Purchasers terminating the Exchange Agreement, dated as of September 30, 2001, among the Original FL Purchasers and the Company and confirming that the Original Registration Rights Agreement shall continue in full force and effect with respect to the Class A Common Stock to be issued in exchange for the 2001 Preferred in the Restructuring.

                                 Article V

                                 CONDITIONS

                  5.1. Conditions to Obligations of the Purchasers and the Company. The respective obligations of the Purchasers and the Company to consummate the transactions contemplated hereby are subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

                           (a) no statute, rule, regulation, executive
order, decree, or injunction shall have been enacted, entered, promulgated or enforced by any court or Governmental Entity which prohibits or restricts the consummation of the transactions contemplated hereby;

                           (b) any waiting period (and any extension
thereof) under the HSR Act applicable to this Agreement and the transactions contemplated hereby shall have expired or been terminated;

                           (c) any material required filings or other
consents, if any, of state regulatory bodies shall have been made or obtained; and

                           (d) all conditions precedent to the consummation
of the Restructuring shall have been satisfied and the Restructuring shall be occurring simultaneously with the Closing with such modifications in the terms of the Restructuring that do not materially deviate from the terms set forth on Exhibit A.

                  5.2. Conditions to Obligations of the Purchasers. The obligations of the Purchasers to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

                           (a) Each of the representations and warranties
of the Company contained in this Agreement shall be true and correct when made and as of the Closing (except to the extent such representations and warranties are made as of a particular date, in which case such representations and warranties shall have been true and correct as of such date), except for failures to be true and correct which individually or in the aggregate would not have a Material Adverse Effect;

                           (b) The Company shall have performed, satisfied
and complied in all material respects with all of its covenants and agreements set forth in this Agreement to be performed, satisfied and complied with prior to or at the Closing;

                           (c) The Company shall have executed and
delivered the Registration Rights Agreement and the Termination Agreement referred to in Sections 4.14 and 4.18, respectively, and each such agreement shall be in full force and effect;

                           (d) The Certificates of Designation shall have
been duly filed with the Secretary of State of the State of Delaware in accordance with the laws of the State of Delaware and the Certificates of Designation shall be in full force and effect;

                           (e) The Conversion Shares shall have been duly
authorized and reserved for issuance;

                           (f) The Company's Certificate of Incorporation
shall have been amended to expressly elect not to be governed by Section 203 of the DGCL; and


                           (g) The Company shall have delivered the
Capitalization Certificate referred to in Section 4.13.

                  5.3. Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

                           (a) Each of the representations and warranties
of the Purchasers contained in this Agreement shall be true and correct when made and as of the Closing (except to the extent such representations and warranties are made as of a particular date, in which case such representations and warranties shall have been true and correct as of such date), except for failures to be true and correct which individually or in the aggregate would not reasonably be expected to have a material adverse effect on the Purchasers' ability to perform its obligations under this Agreement; and

                           (b) The Purchasers shall have performed,
satisfied and complied in all material respects with all of their covenants and agreements set forth in this Agreement to be performed, satisfied and complied with prior to or at the Closing Date.

                                Article VI

                                TERMINATION

                  6.1. Termination. This Agreement may be terminated at any time prior to the Closing:

                           (a) by mutual written consent of the Company and
the Purchasers;

                           (b) by the Company or the Purchasers at any time
after August 1, 2002 if the Closing shall not have occurred by such date; provided, however, that the failure of the transactions contemplated hereby to occur on or before such date is not the result of the breach of any covenants or agreements contained herein by the party seeking to terminate this Agreement; or

                           (c) by the Company or by the Purchasers, if any
governmental entity of competent jurisdiction shall have issued an order, decree or ruling or taken other action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree, ruling or other action shall have become final and nonappealable.

                  6.2. Effect of Termination. In the event of the termination of this Agreement pursuant to Section 6.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto (or any stockholder, director, officer, partner, employee, agent, consultant or representative of such party) except as set forth in this Section 6.2, provided that nothing contained in this Agreement shall relieve any party from liability for any willful breach of this Agreement and provided further that this Section 6.2 and Sections 7.3, 7.14, 7.15 and
7.16 shall survive termination of this Agreement.


                                Article VII

                               MISCELLANEOUS

                  7.1. Defined Terms; Interpretations. The following terms, as used herein, shall have the following meanings:

                  "2001 Preferred" shall mean the Company's Series D and Series E Convertible Preferred Stock.

                  "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                  "Bankruptcy Code" shall mean Title 11 of the United
States Code.

                  "Board of Directors" shall mean the Board of Directors of the Company.

                  "Class A Common Stock" shall have the meaning the Company's Class A Common Stock, par value $.01 per share, which meaning shall include any and all securities of any kind whatsoever of the Company which may be exchanged for or converted into such Class A Common Stock, and any and all securities of any kind whatsoever of the Company which may be issued on or after the date hereof in respect of, in exchange for, or upon conversion of shares of Class A Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of the Company or otherwise.

                  "Conversion Shares" shall mean any shares of Class A Common Stock issued upon conversion of any Preferred Shares or upon exercise of the Warrants, any and all securities of any kind whatsoever of the Company which may be exchanged for or converted into such Class A Common Stock, and any and all securities of any kind whatsoever of the Company which may be issued on or after the date hereof in respect of, in exchange for, or upon conversion of shares of Class A Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of the Company or otherwise.

                  "DGCL" shall mean the Delaware General Corporation Law.

                  "Encumbrances" shall have the mean liens, charges, claims, security interests, restrictions, options, proxies, voting trusts or other encumbrances.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

                  "Governmental Entity" shall mean any supernational, national, foreign, federal, state or local judicial, legislative, executive, administrative or regulatory body or authority.

                  "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

                   "Laws" shall include all foreign, federal, state and local laws, statutes, ordinances, rules, regulations, orders, judgments, decrees and bodies of law.

                  "Material Adverse Effect" shall mean a material adverse effect on the business, operations, results of operations, assets, or condition (financial or otherwise) of the Company and its Subsidiaries, taken as whole (a "Company Material Adverse Effect"); provided, that any adverse effects on or changes in the Company or any of its Subsidiaries resulting from or relating to (i) the execution of this Agreement and the announcement of this Agreement and the transactions contemplated hereby or
(ii) the announcement of, and subsequent disclosures related to, the Restructuring or the commencement or pendency of proceedings under the Bankruptcy Code by or against Parent and/or its Subsidiaries shall be excluded from the determination of a Company Material Adverse Effect.

                  "Person" shall mean any individual, firm, corporation, limited liability company, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include reference to the comparable section, if any, of such successor federal statute.

                  "Transaction Documents" shall mean this Agreement, the Certificates of Designation, the Warrants, the Registration Rights Agreement and the Termination Agreement and all other contracts, agreements, schedules, certificates and other documents being delivered pursuant to this Agreement or the transactions contemplated hereby.

                  7.2. Survival of Representations and Warranties. The representations and warranties made herein shall not survive beyond the earlier of (i) termination of this Agreement or (ii) the Closing Date. This
Section 7.2 shall not limit any covenant or agreement of the parties hereto which by its terms contemplates performance after the Closing Date.

                  7.3. Fees and Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such costs or expense; provided that the Company will reimburse the Purchasers at Closing for reasonable out-of-pocket fees and expenses paid to third parties solely in connection with the transactions contemplated hereby.

                  7.4. Public Announcements. The Purchasers and the Company have consulted with each other and issued a press release with respect to this Agreement and the transactions contemplated hereby and neither shall issue any further press release or make any further public statement without the prior consent of the other, which consent shall not be unreasonably withheld or delayed; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may upon the advice of counsel be required by law, the NMS or any exchange on which the Company's securities are listed and, to the extent time permits, it has used all reasonable efforts to consult with the other party prior thereto.

                  7.5. Restrictive Legends. In addition to the restrictions set forth in Section 4.11, no Preferred Shares, Warrant or Conversion Shares may be transferred without registration under the Securities Act and applicable state securities laws unless counsel to the Company shall advise the Company that such transfer may be effected without such registration.

                           (a) Each certificate representing the Preferred
Shares shall bear legends in substantially the following form:

         THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. AS REQUIRED UNDER DELAWARE LAW, THE COMPANY SHALL FURNISH TO ANY HOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL SUMMARY STATEMENT OF THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED BY THE COMPANY SO FAR AS THEY HAVE BEEN FIXED AND DETERMINED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE CLASSES AND SERIES OF SECURITIES OF THE COMPANY.

         THE SHARES AND ANY SHARES OF COMMON STOCK ACQUIRED UPON CONVERSION OF SUCH SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER ANY APPLICABLE STATE LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE 1933 ACT. THE SHARES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

         THE SALE, PLEDGE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ACQUIRED UPON CONVERSION OF SUCH SHARES IS RESTRICTED BY AND SUBJECT TO THE PROVISIONS OF A STOCK PURCHASE AGREEMENT DATED AS OF DECEMBER 3, 2001, A COPY OF WHICH IS AVAILABLE UPON REQUEST FOR INSPECTION AT THE OFFICES OF THE COMPANY. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE SHALL BE REDEEMABLE AS PROVIDED IN THE CERTIFICATE OF DESIGNATION AND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. THE SECURITIES EVIDENCED BY THIS CERTIFICATE SHALL BE CONVERTIBLE INTO THE COMPANY'S CLASS A COMMON STOCK IN THE MANNER AND ACCORDING TO THE TERMS SET FORTH IN THE CERTIFICATE OF DESIGNATION.

                           (b) Each Warrant shall bear a legend in
substantially the following form:

         THIS WARRANT AND ANY SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE LAWS. THIS WARRANT HAS BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE 1933 ACT. THIS WARRANT AND ANY SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

         THE SALE, PLEDGE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THIS WARRANT AND ANY SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS WARRANT IS RESTRICTED BY AND SUBJECT TO THE PROVISIONS OF A PURCHASE AGREEMENT DATED AS OF DECEMBER 3, 2001, A COPY OF WHICH IS AVAILABLE UPON REQUEST FOR INSPECTION AT THE OFFICES OF THE COMPANY. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY.

                           (c) Each certificate representing Conversion
Shares shall bear a legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER ANY APPLICABLE STATE LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE 1933 ACT. THE SHARES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE

         PROVISIONS OF THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

         THE SALE, PLEDGE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND SUBJECT TO THE PROVISIONS OF A STOCK PURCHASE AGREEMENT DATED AS OF DECEMBER 3, 2001, A COPY OF WHICH IS AVAILABLE UPON REQUEST FOR INSPECTION AT THE OFFICES OF THE COMPANY. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE SHALL BE REDEEMABLE AS PROVIDED IN THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                  7.6. Further Assurances. At any time or from time to time after the Closing, the Company, on the one hand, and the Purchasers, on the other hand, agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby or by the other Transaction Documents and to otherwise carry out the intent of the parties hereunder or thereunder.

                  7.7. Successors and Assigns. This Agreement shall bind and inure to the benefit of the Company and the Purchasers and the respective successors, permitted assigns, heirs and personal representatives of the Company and the Purchasers, provided that prior to the Closing the Company may not assign its rights or obligations under this Agreement to any Person without the prior written consent of the

Purchasers, and provided further that the Purchasers may not assign their rights or obligations under this Agreement to any Person (other than an Affiliate) without the prior written consent of the Company. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchasers' benefit as purchasers or holders of Preferred Shares, Warrants or Conversion Shares are also for the benefit of, and enforceable by, any Affiliates of the Purchasers who hold such Preferred Shares or Conversion Shares and received such Preferred Shares or Conversion Shares in accordance with the terms of this Agreement.

                  7.8. Entire Agreement. This Agreement and the other Transaction Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

                  7.9. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:



                           (i)      if to the Company, to:

                                    McLeodUSA Incorporated
                                    McLeodUSA Technology Park
                                    6400 C Street SW
                                    PO Box 3177
                                    Cedar Rapids, Iowa 52406-3177
                                    Telecopy No.: (319) 790-7901
                                    Attention:  Randall Rings, Esq.
                                                Group Vice President and
                                                Chief Legal Officer
                                    with a copy to (which shall not
                                    constitute notice):

                                    Skadden, Arps, Slate, Meagher & Flom
                                    (Illinois)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    Telecopy No.:  (312) 407-0411
                                    Attention:  Peter C. Krupp, Esq.

                           (ii)     if to the Purchasers, to:

                                    c/o Forstmann Little & Co.
                                    767 Fifth Avenue
                                    New York, NY 10153
                                    Telecopy No.: (212) 759-9059
                                    Attention: Thomas H. Lister

                                    with a copy to:

                                    Fried, Frank, Harris, Shriver & Jacobson
                                    One New York Plaza
                                    New York, NY 10004
                                    Telecopy No.: (212) 859-4000
                                    Attention: Aviva Diamant, Esq.

                  All such notices, requests, consents and other communications shall be deemed to have been given or made if and when delivered personally or by overnight courier to the parties at the above addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified above (or at such other address or telecopy number for a party as shall be specified by like notice).

                  7.10. Amendments. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, in a writing executed and delivered by the Company and the Purchasers. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

                  7.11. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  7.12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                  7.13. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

                  7.14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW.

                  7.15. Submission to Jurisdiction. This Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America in each case located in the County of Delaware for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in
Section 7.9 shall be effective service of process for any litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Delaware or of the United States of America in each case located in the County of Delaware and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum. Notwithstanding the foregoing, in the event that the Company and/or any of its Subsidiaries commence proceedings under the Bankruptcy Code, the parties hereto irrevocably and unconditionally consent to submit to the jurisdiction of the bankruptcy court in which such proceeding is commenced for any litigation arising out of or relating to this Agreement and the transactions contemplated thereby (and agree not to commence any litigation relating thereto except in such bankruptcy court).

                  7.16. WAIVER OF JURY TRIAL. THE COMPANY AND THE PURCHASERS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTION DOCUMENTS.

                  7.17. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.


                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

PURCHASERS

FORSTMANN LITTLE & CO. EQUITY PARTNERSHIP-VII, L.P.

By:   FLC XXXII Partnership, L.P.
      its general partner

      By:  /s/ Thomas H. Lister
         -------------------------------------------------------
           Thomas H. Lister,
           a general partner


FORSTMANN LITTLE & CO. SUBORDINATED DEBT AND EQUITY MANAGEMENT BUYOUT PARTNERSHIP-VIII, L.P.

By:   FLC XXXIII Partnership, L.P.
      its general partner

      By:  /s/ Thomas H. Lister
         -------------------------------------------------------
           Thomas H. Lister,
           a general partner

ORIGINAL FL PURCHASERS

FORSTMANN LITTLE & CO. EQUITY PARTNERSHIP-V, L.P.

By:   FLC XXX Partnership, L.P.
      its general partner

      By:  /s/ Thomas H. Lister
         -------------------------------------------------------
           Thomas H. Lister,
           a general partner


FORSTMANN LITTLE & CO. SUBORDINATED DEBT AND EQUITY MANAGEMENT BUYOUT PARTNERSHIP-VI, L.P.

By:   FLC XXIX Partnership, L.P.
      its general partner

      By:  /s/ Thomas H. Lister
         -------------------------------------------------------
           Thomas H. Lister,
           a general partner

FORSTMANN LITTLE & CO. SUBORDINATED DEBT AND EQUITY MANAGEMENT BUYOUT PARTNERSHIP-VII, L.P.

By:   FLC XXXIII Partnership, L.P.
      its general partner

      By:  /s/ Thomas H. Lister
         -------------------------------------------------------
           Thomas H. Lister,
           a general partner


McLEODUSA INCORPORATED

By:      /s/ Chris A. Davis
       ----------------------------------------
       Name:  Chris A Davis
       Title:  Chief Operating and Financial Officer




                                Exhibit 4.14

                  As of the date hereof, the authorized capital stock of the Company consists of (i) [_________] shares of the Company's Class A Common Stock, par value $.01 per share ("Class A Common Stock"), of which, as of the Closing Date [_________] shares were issued and outstanding; (ii) [_________] shares of Class B Common Stock, par value $0.01 per share (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"), of which, as of the date hereof, no shares are issued and outstanding; (iii) [_________] shares of serial preferred stock, par value $0.01 per share, of which as of the date hereof [_________] shares are issued and outstanding as Series F Participating Convertible Preferred Stock (the "Series F Preferred Stock"); and (iv) 10,000,000 shares of Class II serial preferred stock, par value $.001 per share, of which, as of the date hereof, 10 shares are issued and outstanding as Series G Preferred

Stock (the "Series G Preferred Stock"). All of the issued and outstanding shares of Class A Common Stock, Series F Preferred Stock and the Series G Preferred Stock have been duly authorized and are validly issued, fully paid and nonassessable. Except as set forth on Schedule I to this Exhibit, no shares of capital stock of the Company are entitled to preemptive rights. Except as set forth on Schedule II to this Exhibit or otherwise contemplated by this Agreement, there are no other outstanding subscription rights, options, warrants, convertible or exchangeable securities or other rights of any character whatsoever relating to issued or unissued capital stock of the Company, or any commitments, contracts, agreements, understandings or arrangements of any character whatsoever relating to issued or unissued capital stock of the Company or pursuant to which the Company is or may become bound to issue or grant additional shares of its capital stock or related subscription rights, options, warrants, convertible or exchangeable securities or other rights, or to grant preemptive rights. Except as set forth on Schedule III to this Exhibit or as otherwise contemplated by this agreement, (i) the Company has not agreed to register any securities under the Securities Act or under any state securities law or granted registration rights to any Person or entity and
(ii) there are no voting trusts, stockholders agreements, proxies or other Commitments or understandings in effect to which the Company is a party or of which it has knowledge with respect to the voting or transfer of any of the outstanding shares of Class A Common Stock or Series F Preferred Stock or the Series G Preferred Stock. To the extent that any options, warrants or any of the other rights described above are outstanding, the issuance of the New Preferred Shares and any future issuance of Conversion Shares will not result in an adjustment of the exercise or conversion price or number of shares issuable upon the exercise or conversion of any such options, warrants or other rights.




                                                                   Exhibit A



                      PRINCIPAL TERMS OF RESTRUCTURING

The following is a description of the principal terms for the restructuring of the Company:

1.   The Company will (A) sell its directory publishing business to either
     (i) Forstmann Little & Co. or its affiliates for a cash purchase price of at least $535,000,000 or (ii) such other person that submits a higher and better all cash offer and (B) use (i) the first $535,000,000 of the gross cash proceeds of such sale and (ii) at the Company's option, use the gross cash proceeds in excess of $560,000,000 to redeem the outstanding Indenture Debt;

2. The FL Standby Purchase Agreement shall not provide for any break-up fee or any expense reimbursement in favor of the purchaser;

3. In the event that the Restructuring is consummated through the Out-of-Court Alternative, the Indentures governing the Indenture Debt will be amended to remove all lien, indebtedness and restrictive subsidiary agreements restrictions;

4. The outstanding shares of Series A Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and existing common stock of the Borrower will be converted to common stock (the "New Common Stock").

5. Forstmann Little & Co. ("Forstmann Little") and its affiliates will make a $100,000,000 all cash investment in a new series of preferred stock of the restructured Company, $25,000,000 of such investment will be used to pay the Borrower's Indenture Debt, $35,000,000 of such investment will be used to prepay the Term Borrowings and $40,000,000 of such investment will be retained by the Borrower and used for general corporate purposes, including capital expenditures. Such preferred stock shall be mandatorily convertible into common stock of the Company within 60 days of the issuance thereof;

6. The Borrower may implement the Restructuring either out-of-court through an exchange offer for the Indenture Debt and the Borrower's Series A, D and E Preferred Stock or in-court through a proceeding under Chapter 11 of the United States Bankruptcy Code, which in either case shall be consummated on or prior to August 1, 2002;

7. If the Restructuring is accomplished through the In-Court Alternative, the plan of reorganization for the Restructuring shall be confirmed on or prior to August 1, 2002 and shall provide that the liens and claims of the Lenders under the Credit Agreement will be unimpaired within the meaning of Section 1124 of the Bankruptcy Code;

8. The Company will redeem at least 95% of its outstanding Indenture Debt for (i) cash in the amount of $560,000,000; (ii) common equity of the restructured Borrower in an amount acceptable to the Arrangers; and
     (iii) at the Borrower's discretion, the excess, if any, of the gross sales proceeds received by the Borrower in the sale of its directory publishing business over $560,000,000; and

9. Upon consummation of the Restructuring, (i) Forstmann Little and its affiliates will be entitled to at least two representatives on the restructured Borrower's Board of Directors; (ii) Forstmann Little and its affiliates will own common stock and warrants of the restructured Borrower in an amount representing approximately 40% of the equity ownership of the restructured Borrower; and (iii) Theodore J. Forstmann will be chairman of the Executive Committee of the restructured Borrower.

The Company shall be entitled to amend the terms of this Exhibit A without the consent of Forstmann Little provided that the terms of the amended Exhibit A do not materially deviate from the terms set forth above.




ANNEX

DEFINITIONS


         "Arrangers" means JPMorgan Chase Bank, Bank of America, N.A. and Citicorp USA, Inc.

         "FL Standby Purchase Agreement" means the standby purchase agreement entered into among Forstmann Little, certain of its affiliates and the Borrower on or about the Third Amendment Effective Date and each other agreement, document, certificate or instrument delivered or to be delivered in connection therewith, pursuant to which Forstmann Little or any of such affiliates will, in the event that the Borrower has not received and accepted a higher and better all cash offer for the sale of the Publishing Assets on or prior to the Restructuring Date, purchase the Publishing Assets for cash consideration of $535,000,000 on or prior to the Restructuring Date.

         "FL New Preferred Stock Purchase Agreement" means the stock purchase agreement entered into among Forstmann Little, certain of its affiliates and the Borrower on or about the Third Amendment Effective Date and each other agreement, document, certificate or instrument delivered or to be delivered in connection therewith, pursuant to which Forstmann Little and such affiliates will make an investment in a new series of preferred stock (the "New Preferred Stock") of the restructured Borrower as described in Exhibit A.

         "Forstmann Little" is defined in Exhibit A.

         "Indenture Debt" means the outstanding Indebtedness of the Borrower under the Indentures.

         "New Common Stock" is defined in Exhibit A.

                                                               Exhibit 2.2A

                           MCLEODUSA INCORPORATED

         CERTIFICATE OF DESIGNATION OF THE POWERS, PREFERENCES AND
       RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF
          SERIES F CONVERTIBLE PREFERRED STOCK AND QUALIFICATIONS,
                    LIMITATIONS AND RESTRICTIONS THEREOF

 ------------------------------------------------------------------------------
                       Pursuant to Section 151 of the
              General Corporation Law of the State of Delaware
 ------------------------------------------------------------------------------

         McLeodUSA Incorporated (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the board of directors of the Corporation (the "Board of Directors") by the Corporation's Amended and Restated Certificate of Incorporation, as amended (the "Restated Certificate of Incorporation"), and the authority delegated by the Board of Directors to a Special Committee of the Board of Directors in accordance with the provisions of Section 141(c) of the General Corporation Law of the State of Delaware and Section 3.7 of the Amended and Restated Bylaws of the Corporation and pursuant to the provisions of
Section 151 of the General Corporation Law of the State of Delaware, said Special Committee of the Board of Directors is authorized to issue Preferred Stock of the Corporation in one or more series and the Special Committee of the Board of Directors has approved and adopted the following resolution on ______________, 2001 (the "Resolution"):

                  RESOLVED that, the Special Committee of the Board of Directors hereby creates, authorizes and provides for the issuance of a series of the Class II Preferred Stock of the Corporation, par value $.001 per share, designated as the "Series F Convertible Preferred Stock," consisting of 10,000,000 shares and having the powers, designation, preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth in the Restated Certificate of Incorporation and in this Resolution as follows:

         1. Number and Designation. 10,000,000 shares of the Preferred Stock of the Corporation shall constitute a series designated as "Series F Convertible Preferred Stock" (the "Series F Preferred Stock").

         2. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated.

         "Board of Directors" means the Board of Directors of the Corporation.

         "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in New York City, New York generally are authorized or required by law or other governmental actions to close.

         "Capital Stock" means, with respect to any person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting and/or non-voting) of such person's capital stock, whether outstanding on the Issue Date or issued after the Issue Date, and any and all rights (other than any evidence of indebtedness), warrants or options exchangeable for or convertible into such capital stock.

         "Class A Common Stock" means any shares of the Corporation's Class A common stock, par value $.01 per share, now or hereafter authorized to be issued, any and all securities of any kind whatsoever of the Corporation which may be exchanged for or converted into Class A Common Stock, and any and all securities of any kind whatsoever of the Corporation which may be issued on or after the date hereof in respect of, in exchange for, or upon conversion of shares of Class A Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of the Corporation or otherwise.

         "Common Stock" means the Corporation's Class A Common Stock, and any other common stock of the Corporation.

         "Issue Date" means the original date of issuance of shares of Series F Preferred Stock.

         "Liquidation Preference" with respect to a share of Series F Preferred Stock means $.01.

         "Market Price" means, with respect to the Common Stock, on any given day, (i) the price of the last trade, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or (ii) if the Common Stock is so traded, but not so quoted, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market, or (iii) if the Common Stock is not listed or authorized for trading on the Nasdaq National Market or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose. If the Common Stock is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors of the Corporation.

         3. Rank. (a) The Series F Preferred Stock will, with respect to rights on liquidation, winding-up and dissolution, rank (i) senior to all classes of Common Stock and to each other class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation established hereafter by the Board of Directors of the Corporation the terms of which do not expressly provide that such class or series ranks senior to, or on a parity with, the Series F Preferred Stock as to rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to, together with all classes of Common Stock of the Corporation, as "Junior Securities"); (ii) on a parity with each class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation established hereafter by the Board of Directors of the Corporation, the terms of which expressly provide that such class or series will rank on a parity with the Series F Preferred Stock as to rights on liquidation, winding-up and dissolution (collectively referred to as "Parity Securities"); and (iii) junior to each class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation established hereafter by the Board of Directors of the Corporation, the terms of which expressly provide that such class or series will rank senior to the Series F Preferred Stock as to rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as "Senior Securities").

         (b) The respective definitions of Junior Securities, Parity Securities and Senior Securities shall also include any warrants, rights or options or other securities exercisable or exchangeable for or convertible into any of the Junior Securities, Parity Securities and Senior Securities, as the case may be.

         (c) The Series F Preferred Stock shall be subject to the creation of Junior Securities and Parity Securities.

         4. Dividends. For so long as any shares of Series F Preferred

Stock are outstanding, if the Corporation pays a dividend on the Common Stock, then at the same time the Corporation shall declare and pay a dividend on each share of Series F Preferred Stock equal to the dividend paid on a share of Common Stock.

         5. Liquidation Preference. In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "liquidation"), before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities, the holders of the outstanding shares of Series F Preferred Stock shall be entitled to receive an amount per share in cash equal to the greater of (i) the Liquidation Preference or (ii) the amount per share that a share of Common Stock would receive if each share of Series F Preferred Stock were converted into one share of Common Stock immediately prior to such liquidation, dissolution or winding up. For the purposes of this Section 5, neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other entities shall be deemed to be a liquidation, dissolution or winding-up of the Corporation.

         6. Conversion. (a) Subject to the provisions of this Section 6, each share of Series F Preferred Stock shall be converted on the sixtieth
(60th) day following the Issue Date into a number of fully paid and non-assessable shares of Class A Common Stock equal to (x) $10 divided by
(y) a fraction, the numerator of which will be the sum of the closing prices per share of the Class A Common Stock for six business days derived by selecting ten (10) Business Days within such sixty (60) day period selected randomly and excluding the two (2) highest and two (2) lowest closing prices from such ten days, and the denominator of which is 6

(the "Conversion Price").

         (b) In order to effect the conversion, the Corporation shall give notice of such event by first class mail, postage prepaid, mailed within five (5) Business Days, to each holder of record of shares of Series F Preferred Stock at such holder's address as the same appears on the stock register of the Corporation. Such notice shall set forth (A) the calculation of the Conversion Price (including the trading days utilized in making the calculation) and (B) the place or places where certificates for such shares are to be surrendered.

                  (i) Unless the shares issuable on conversion are to be issued in the same name as the name in which such shares of Series F Preferred Stock are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or the holder's duly authorized attorney, and an amount sufficient to pay any transfer or similar tax.

                  (ii) As promptly as practicable after the surrender by the holder of the certificates for shares of Series F Preferred Stock as aforesaid, the Corporation shall issue and shall deliver to such holder, or on the holder's written order to the holder's transferee, (x) a certificate or certificates for the whole number of shares of Class A Common Stock issuable upon the conversion of such shares in accordance with the provisions of this Section 6 and (y) any cash adjustment required pursuant to Section 6(e).

                  (iii) The conversion of shares of Series F Preferred
Stock pursuant to Section 6(a) shall be deemed to have been effected immediately prior to the close of business on the first trading day after the Issue Date, and the person in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon any such conversion shall be deemed to have become the holder of record of the shares of Class A Common Stock represented thereby at such time on such date and such conversion shall be into a number of whole shares of Class A Common Stock in respect of the shares of Series F Preferred Stock being converted as determined in accordance with this Section 6 at such time on such date. All shares of Class A Common Stock delivered upon conversion of the Series F Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights. Upon the surrender of certificates representing the shares of Series F Preferred Stock to be converted, the shares to be so converted shall no longer be deemed to be outstanding and all rights of a holder with respect to such shares surrendered for conversion shall immediately terminate except the right to receive the Class A Common Stock and other amounts payable pursuant to this Section 6.

         (c) (i) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Class A Common Stock as shall be required for the purpose of effecting the conversion of the Series F Preferred Stock.

                  (ii) Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Series F Preferred Stock, the Corporation shall comply with all applicable federal and state laws and regulations which require action to be taken by the Corporation.

         (d) The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Class A Common Stock on conversion of the Series F Preferred

Stock pursuant hereto; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Class A Common Stock in a name other than that of the holder of the Series F Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

         (e) In connection with the conversion of the Series F Preferred Stock, no fractions of shares of Class A Common Stock shall be required to be issued to the holder of such shares of Series F Preferred Stock, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price per share of Class A Common Stock on the Business Day next preceding the date of conversion.

         7. Voting Rights. The holders of record of shares of Series F Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 7 or as otherwise provided by law.

         (a) Without the written consent of holders of a majority of the outstanding shares of Series F Preferred Stock or the affirmative vote of holders of a majority of the outstanding shares of Series F Preferred Stock at a meeting of the holders of Series F Preferred Stock called for such purpose, the Corporation will not amend, alter or repeal any provision of the Restated Certificate of Incorporation or this Certificate of Designation so as to adversely affect the preferences, rights or powers of the Series F Preferred Stock or to authorize the issuance of, or to issue any, additional shares of Series F Preferred Stock; provided that any such amendment that changes any dividend or other amount payable on or the Liquidation Preference of the Series F Preferred Stock shall require the written consent of holders of two-thirds of the outstanding shares of Series F Preferred Stock or the affirmative vote of holders of two-thirds of the outstanding shares of Series F Preferred Stock at a meeting of the holders of Series F Preferred Stock called for such purpose.

         (b) Without the written consent of holders of a majority of the outstanding shares of Series F Preferred Stock or the affirmative vote of holders of a majority of the outstanding shares of Series F Preferred Stock at a meeting of such holders called for such purpose, the Corporation will not create, authorize or issue any Senior Securities.

         (c) The Corporation may, without the consent of the holders of the Series F Preferred Stock, or any one of them, consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets as an entirety to, any Person, provided that: (1) the successor, transferee or lessee (if not the Corporation) is organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and the Series F Preferred Stock shall be converted into or exchanged for and shall become shares of, or interests in, such successor, transferee or lessee, having in respect of such successor, transferee, or lessee substantially the same powers, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof, that the Series F Preferred Stock has immediately prior to such transaction; and (2) the Corporation delivers to the transfer agent an officers' certificate and an opinion of counsel stating that such consolidation, merger, conveyance, transfer or lease complies with this Certificate of Designation. In the event of any consolidation or merger or conveyance, transfer or lease of all or substantially all of the assets of the Corporation that is permitted pursuant to this Section 7(c), the successor resulting from such consolidation or into which the Corporation is merged or the transferee or lessee to which such conveyance, transfer or lease is made, will succeed to, and be substituted for, and may exercise every right and power of, the Corporation with respect to the Series F Preferred Stock (or the shares or interests into, or for which, the Series F Preferred Stock is converted or exchanged), and thereafter, except in the case of a lease, the predecessor (if still in existence) shall be released from its obligations and covenants with respect to the Series F Preferred Stock. Where consent is required by this Section 7(c), such consent shall be given by the affirmative vote or written consent of the holders of a majority of the outstanding shares of Series F Preferred Stock or the affirmative vote of holders of a majority of the outstanding shares of Series F Preferred Stock at a meeting of the holders of Series F Preferred Stock called for such purpose.

         (d) Each share of Series F Preferred Stock shall vote with Common Stock on all matters submitted to a vote of stockholders of the Corporation. Except as otherwise provided herein or by law, the holders of Series F Preferred Stock and the holders of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

         (e) In exercising the voting rights set forth in this Section 7, each share of Series F Preferred Stock shall have one vote per share. Except as otherwise required by applicable law or as set forth herein, the shares of Series F Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers and the consent of the holders thereof shall not be required for the taking of any corporate action.

         8. General Provisions.(a) The term "person" as used herein means any corporation, limited liability company, partnership, trust, organization, association, other entity or individual.

         (b) The term "outstanding", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary of the Corporation.

         (c) The headings of the sections, paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designation are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.




         IN WITNESS WHEREOF, said McLeodUSA Incorporated has caused this Certificate of Designations to be signed by ______________, its ______________ this __ day of ________, 2001.




                                               McLEODUSA INCORPORATED



                                               By:
                                               Name:
                                               Title:

                                                                 Exhibit 2.2B

                           MCLEODUSA INCORPORATED

         CERTIFICATE OF DESIGNATION OF THE POWERS, PREFERENCES AND
       RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF
          SERIES G CONVERTIBLE PREFERRED STOCK AND QUALIFICATIONS,
                    LIMITATIONS AND RESTRICTIONS THEREOF

 ------------------------------------------------------------------------------
                       Pursuant to Section 151 of the
              General Corporation Law of the State of Delaware
 ------------------------------------------------------------------------------


         McLeodUSA Incorporated (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the board of directors of the Corporation (the "Board of Directors") by the Corporation's Amended and Restated Certificate of Incorporation, as amended (the "Restated Certificate of Incorporation"), and the authority delegated by the Board of Directors to a Special Committee of the Board of Directors in accordance with the provisions of Section 141(c) of the General Corporation Law of the State of Delaware and Section 3.7 of the Amended and Restated Bylaws of the Corporation and pursuant to the provisions of
Section 151 of the General Corporation Law of the State of Delaware, said Special Committee of the Board of Directors is authorized to issue Preferred Stock of the Corporation in one or more series and the Special Committee of the Board of Directors has approved and adopted the following resolution on _________________, 2001 (the "Resolution"):

                  RESOLVED that, the Special Committee of the Board of Directors hereby creates, authorizes and provides for the issuance of a series of the preferred stock of the Corporation, par value

         $.01 per share, designated as the "Series G Convertible Preferred Stock," consisting of 10 shares and having the powers, designation, preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth in the Restated Certificate of Incorporation and in this Resolution as follows:

         1. Number and Designation. 10 shares of the Preferred Stock of the Corporation shall constitute a series designated as "Series G Convertible Preferred Stock" (the "Series G Preferred Stock").

         2. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated.

         "Board of Directors" means the Board of Directors of the Corporation.

         "Change of Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Corporation representing 50% or more of the total voting power represented by the Corporation's then outstanding Voting Securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of (in one transaction or a series of transactions) all or substantially all the Corporation's assets.

         "Class A Common Stock" means any shares of the Corporation's Class A common stock, par value $.01 per share, now or hereafter authorized to be issued, any and all securities of any kind whatsoever of the Corporation which may be exchanged for or converted into Class A Common Stock, and any and all securities of any kind whatsoever of the Corporation which may be issued on or after the date hereof in respect of, in exchange for, or upon conversion of shares of Class A Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of the Corporation or otherwise.

         "Common Stock" means the Corporation's Class A Common Stock, and any other common stock of the Corporation.

         "Initial Holders" means the recipients of the original issuance of the Series G Preferred Stock on the Issue Date as shown in the stock record book of the Corporation.

         "Issue Date" means the original date of issuance of shares of Series G Preferred Stock.

         "Voting Securities" means any securities of the Company which vote generally in the election of directors.

         3. Voting Rights. (a) The Initial Holders shall not be entitled to any voting rights except as hereinafter provided in this Section 8 or as otherwise provided by law.

         (b) From and after the Issue Date, the Initial Holders shall be entitled to designate two directors (the "Two Designees," who shall be designated specifically as the "First Designee" and the "Second Designee," respectively) for election to the Board of Directors of the Corporation and, voting separately as a series, shall have the exclusive right to vote for the election of such designees to the Board of Directors; provided that, notwithstanding the foregoing, (A) the Initial Holders shall continue to be entitled to designate two directors for election to the Board of Directors and, voting separately as a series, shall continue to have the exclusive right to vote for the election of such designees to the Board of Directors, for as long as, and only for as long as, the Initial Holders beneficially own at least 40% of the shares of Common Stock beneficially owned by the Initial Holders on the Issue Date; (B) the entitlement of the Initial Holders to designate two directors for election to the Board of Directors, and the exclusive right of the Initial Holders to vote, separately as a series, for the election of such designees to the Board of Directors, shall cease immediately upon the Initial Holders beneficially owning less than 40% of the shares of Common Stock beneficially owned by the Initial Holders on the Issue Date, and the Initial Holders shall be entitled to designate one director (the "Single Designee," who initially shall be the Second Designee continuing as a director) for election to the Board of Directors and, voting separately as a series, shall have the exclusive right to vote for the election of such designee to the Board of Directors, and to designate one Board Observer (as hereinafter defined), for as long as, and only for so long as, the Initial Holders beneficially own less than 40% but more than 20% of the shares of Common Stock beneficially owned by the Initial Holders on the Issue Date; (C) the entitlement of the Initial Holders to designate one director for election to the Board of Directors, and the exclusive right of the Initial Holders to vote, separately as a series, for the election of such designee to the Board of Directors, and the exclusive right of the Initial Holders to designate one Board Observer, and the rights of such Board Observer, shall cease immediately upon the Initial Holders beneficially owning less than 40% of the shares of Common Stock beneficially owned by the Initial Holders on the Issue Date, and the Initial Holders shall be entitled to designate two Board Observers for as long as, and only for as long as, the Initial Holders beneficially own 20% or less (but at least 10%) of the shares of Common Stock beneficially owned by the Initial Holders on the Issue Date;
(D) immediately upon the Initial Holders beneficially owning less than 10% of the shares of Common Stock beneficially owned by the Initial Holders on the Issue Date, the entitlement of the Initial Holders to designate two Board Observers, and the rights of such Board Observers, shall cease; (E) immediately upon the Initial Holders beneficially owning less than 40% but more than 20% of the shares of Common Stock beneficially owned by the Initial Holders on the Issue Date, the Board of Directors shall cause the total number of directors then constituting the whole Board of Directors to be decreased by one, and the term of office of the First Designee shall terminate; and (F) immediately upon the Initial Holders beneficially owning 20% or less of the shares of Common Stock beneficially owned by the Initial Holders on the Issue Date, the Board of Directors shall cause the total number of directors then constituting the whole Board of Directors to be decreased by one, and the term of office of the Single Designee shall terminate. Any or all of the Two Designees and the Single Designee may be removed with or without cause by the Initial Holders. "Board Observer" means a person who shall not be a member of the Board of Directors and who shall have the rights as agreed to with the Corporation.

         (c) Without the written consent of the Initial Holders, the Corporation will not amend, alter or repeal any provision of the Restated Certificate of Incorporation or this Certificate of Designation so as to adversely affect the preferences, rights or powers of the Series G Preferred Stock or to authorize the issuance of, or to issue any, additional shares of Series G Preferred Stock; provided that any such amendment that changes any dividend or other amount payable on or the Liquidation Preference of the Series G Preferred Stock shall require the written consent of the Initial Holders.

         (d) Each share of Series G Preferred Stock shall vote with Common Stock on all matters submitted to a vote of stockholders of the Corporation. Except as otherwise provided herein or by law, the holders of Series G Preferred Stock and the holders of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

         (e) In exercising the voting rights set forth in this Section

7, each share of Series G Preferred Stock shall have one vote per share.

         4. Cancellation. All then outstanding shares of Series G Preferred Stock shall be deemed to be and shall be cancelled in full and shall no longer be issued or outstanding and shall no longer constitute an obligation of the Corporation in any way upon the occurrence of the earlier of (a) the Initial Holders beneficially owning less than 10% of the shares of Common Stock beneficially owned by the Initial Holders on the Issue Date or (b) upon a Change of Control.

         5. Other Rights and Powers. Except as set forth herein, the shares of Series G Preferred Stock shall not have any relative, participating, optional or other special rights and powers and the consent of the holders thereof shall not be required for the taking of any corporate action.

         6. Restrictions on Transfer. Notwithstanding anything to the contrary contained herein or in the Restated Certificate of Incorporation, any share(s) of Series G Preferred Stock not beneficially owned by the Initial Holders shall, immediately upon the occurrence of the event which effected the transfer or other disposition of such share(s), be deemed to be and shall be cancelled in full and shall no longer be issued or outstanding and shall no longer constitute an obligation of the Corporation in any way.

         7. General Provisions. (a) The term "person" as used herein means any corporation, limited liability company, partnership, trust, organization, association, other entity or individual.

         (b) The headings of the sections, paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designation are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

         IN WITNESS WHEREOF, said McLeodUSA Incorporated has caused this Certificate of Designations to be signed by ______________, its ______________ this __ day of ________, 2001.


                                                  McLEODUSA INCORPORATED



                                                  By:__________________________
                                                  Name:
                                                  Title:

                                                            Exhibit 2.2C

THIS WARRANT AND ANY SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE LAWS. THIS WARRANT HAS BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE 1933 ACT. THIS WARRANT AND ANY SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

THE SALE, PLEDGE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THIS WARRANT AND ANY SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS WARRANT IS RESTRICTED BY AND SUBJECT TO THE PROVISIONS OF A PURCHASE AGREEMENT DATED AS OF _______________, 2001, A COPY OF WHICH IS AVAILABLE UPON REQUEST FOR INSPECTION AT THE OFFICES OF THE COMPANY. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY.


                              Void After November     ______, 2001
                                                      ______, 2006

                           McLEODUSA INCORPORATED

                       Common Stock Purchase Warrant

         McLeodUSA Incorporated, a Delaware corporation (the "Corporation"), hereby certifies that for value received [ ] ("[ ]"), or its assigns, is entitled to purchase, subject to the terms and conditions hereinafter set forth, an aggregate of ____________ ( ) shares (subject to adjustment as hereinafter provided) of Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation at a purchase price equal to One Hundred Fifty Percent (150%) of the conversion price of the Series F Preferred Stock of the Corporation as determined pursuant to Section 6(a) of the Certificate of Designations pursuant to which the Series F Preferred Stock was issued (subject to adjustment as set forth herein, the "Exercise Price"), payable as hereinafter provided.

         SECTION 1. Warrant Expiration Date. As used herein, the term "Warrant Expiration Date" shall mean 5:00 p.m., Eastern Time, on ____________ ___, 200__[insert date which is 5 years from date of issuance]; provided that if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m., Eastern Time, on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

         SECTION 2. Notice. In case at any time: (a) the Corporation shall pay any dividend or make any distribution (other than regular cash dividends from earnings or earned surplus paid at an established rate) to the holders of its Common Stock; (b) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation or consolidation or merger of the Corporation with or sale of all or substantially all of its assets to another corporation; (d) there shall be a voluntary, involuntary or deemed dissolution, liquidation or winding-up of the Corporation; or (e) the Corporation (or any subsidiary thereof) shall commence a tender offer for all or a portion of the Corporation's outstanding shares of Common Stock; then, in any one or more of such cases, the Corporation shall give written notice, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such registered holder as shown on the books of the Corporation of the date on which (i) the books of the Corporation shall close or a record date shall be fixed for determining the stockholders entitled to such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion, redemption or other event shall take place, as the case may be. Such notice shall also provide reasonable details of the proposed transaction and specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion, redemption, tender offer or other event, as the case may be. Such written notice shall be given at least 10 business days prior to the action in question and not less than 10 business days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

SECTION 3.        EXERCISE.

         (a) Manner of Exercise. This Warrant may be exercised at any time or from time to time, but no earlier than sixty (60) days after the date of issuance hereof, on any day which is not a Saturday, Sunday or holiday under the laws of the State of New York, for all or any part of the number of shares of Common Stock purchasable upon its exercise; provided, however, that this Warrant shall be void and all rights represented hereby shall cease unless exercised before the Warrant Expiration Date. In order to exercise this Warrant, in whole or in part, the holder hereof shall deliver to the Corporation at its principal place of business, or at such other office as the Corporation may designate by notice in writing, (i) this

Warrant and (ii) a written notice of such holder's election to exercise this Warrant substantially in the form of Exhibit A attached hereto and shall pay to the Corporation, by cashier's check made payable to the order of the Corporation or wire transfer of funds to an account designated by the Corporation, an amount equal to the aggregate purchase price for all shares of Common Stock as to which this Warrant is exercised.

         (b) Issuance of Common Stock. Upon receipt of the documents and payments or shares described in Section 3(a), the Corporation shall, as promptly as practicable, and in any event within 10 business days thereafter, execute or cause to be executed, and deliver to such holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with an amount in cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in the denomination specified in said notice and shall be registered in the name of the holder hereof. This Warrant shall be deemed to have been exercised and a certificate or certificates for shares of Common Stock shall be deemed to have been issued, and the holder hereof or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes as of the date said notice, together with this Warrant and the documents and payments or shares described in Section 3(a), is received by the Corporation as aforesaid. If this Warrant shall have been exercised in part, the Corporation shall, at the time of delivery of said certificate or certificates, deliver to the holder hereof a new Warrant evidencing the rights of such holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. The Corporation shall pay all expenses and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 3, except that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of the shares of Common Stock issuable upon exercise in a name other than that of the holder who shall have surrendered the same in exercise of the subscription right evidenced thereby. The Corporation covenants that all shares of Common Stock issued upon exercise of this Warrant will, upon payment (or deemed payment in the case of cashless exercise) of the Exercise Price, be duly authorized and validly issued, fully paid and nonassessable, free of preemptive rights and, except for any tax payable by the holder pursuant to the preceding sentence, free from all taxes, liens, charges and security interests with respect to the issue thereof. The Corporation shall from time to time use its reasonable best efforts to take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities act filings under federal and state laws which may be or become required in connection with the issuance, sale, transfer and delivery of this Warrant, the exercise of this Warrant, and the issuance, sale, transfer and delivery of the shares of Common Stock issued upon exercise of this Warrant.

         SECTION 4. Reservation of Shares. The Corporation covenants that it will at all times until the Warrant Expiration Date reserve and keep available, free of pre-emptive rights, out of its authorized and unissued Common Stock, solely for the purpose of issue upon exercise of this Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant.

         SECTION 5. Negotiability. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

         (a) Subject to compliance with federal and applicable state securities laws and the terms of this Warrant, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment attached hereto as Exhibit B) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

         (b) Subject to compliance with federal and applicable state securities laws and the terms of this Warrant, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

         (c) Until this Warrant is transferred on the books of the Corporation, the Corporation may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary, and any transfer in violation of the terms hereof shall be void and of no effect.

         SECTION 6. Loss or Mutilation. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction of such Warrant) and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Corporation at its expense will execute and deliver, in lieu hereof, a new Warrant of like tenor.

         SECTION 7. Consolidation, Merger, etc. If any consolidation or merger of the Corporation with another corporation or other entity or the sale of all or substantially all of its assets to another corporation or other entity (each an "Extraordinary Event") shall be effected, then, as a condition of such Extraordinary Event, the Corporation shall cause lawful and adequate provision to be made whereby the registered holder of this Warrant shall thereafter have the right to receive, upon exercise hereof and the payment of the Exercise Price, in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or property (including cash) as may be issued or payable with respect to or in exchange for a number of shares of Common Stock of the Corporation immediately theretofore receivable upon the exercise of this Warrant had such Extraordinary Event not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or property thereafter deliverable upon the exercise hereof. The foregoing provisions shall similarly apply to successive Extraordinary Events. The Corporation shall not effect any such consolidation, merger or sale of all or substantially all of its assets unless, prior to the consummation thereof, the successor corporation or other entity (if other than the Corporation) resulting from such consolidation or merger or the corporation or other entity purchasing such assets shall assume by written instrument executed and mailed to the registered holder of this Warrant, at the last address of such registered holder appearing on the books of the Corporation, the obligation to deliver to such registered holder such shares of stock, securities or property as, in accordance with the foregoing provisions, such registered holder may be entitled to purchase or receive.

SECTION 8.        ANTIDILUTION PROTECTION.

         (a) If at any time or from time to time after the date hereof, the Corporation issues or sells, or is deemed by the express provisions of this subsection (a) to have issued or sold, any Additional Shares of Common Stock (as defined in subsection (g) below), other than as a dividend or other distribution on any class of stock as provided in clause (d) below and other than a subdivision or combination of shares of Common Stock as provided in clause (e) below, without consideration or for an Effective Price (as defined in subsection (g) below) less than the Fair Market Value per share of Common Stock immediately prior to the time of such issue or sale, the then effective Exercise Price shall be reduced, as of the opening of business on the date of such issue or sale, to the price equal to the quotient obtained by dividing: (A) the product of (x) such Exercise Price multiplied by (y) the sum of (i) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to Section 7 or this Section 8) immediately prior to such issuance, and (ii) a number of shares of Common Stock calculated by dividing the consideration received by the Corporation from such issuance by the Fair Market Value per Share of the Common Stock; by (B) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to Section 7 and this
Section 8) immediately after such issuance of the Additional Shares of Common Stock. No adjustment of the Exercise Price, however, shall be made in an amount less than $0.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.01 per share or more. Upon any such reduction in the Exercise Price, the total number of shares issuable upon exercise of this Warrant shall be proportionately increased so that the total amount payable upon exercise in whole of this Warrant shall not be modified.

         (b) For the purpose of making any adjustment required under this
Section 8, the consideration received by the Corporation for any issue or sale of securities shall (i) to the extent it consists of cash, be computed at the gross amount of cash received by the Corporation before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale and without deduction of any expenses payable by the Corporation, (ii) to the extent it consists of property other than cash, be computed at the fair market value of that property as determined in good faith by the Board of Directors of the Corporation, and (iii) if Additional Shares of Common Stock, Convertible Securities (as defined in subsection (c) below) or Options (as defined in subsection (c) below) to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or Options.

         (c) For the purpose of the adjustment required under this Section

8, if the Corporation issues or sells any (i) stock or other securities convertible into or exercisable or exchangeable for Additional Shares of Common Stock (such convertible, exercisable or exchangeable stock or securities being herein referred to as "Convertible Securities") or (ii) rights, options or warrants for the purchase of Additional Shares of Common Stock or Convertible Securities (such rights, options or warrants being referred to herein as "Options"), and if the Effective Price of such Additional Shares of Common Stock is less than the Fair Market Value of a share of Common Stock immediately prior to the time of the granting of such Convertible Securities or Options, the Corporation shall be deemed to have issued at the time of the issuance of such Options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise, conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such Options or Convertible Securities, plus, in the case of such Options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion, exercise or exchange thereof; provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that if the minimum amount of consideration payable to the Corporation upon the exercise, conversion or exchange of Options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that if the minimum amount of consideration payable to the Corporation upon the exercise, conversion or exchange of such Options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the exercise, conversion or exchange of such Options or Convertible Securities. No further adjustment of the Exercise Price, as adjusted upon the issuance of such Options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such Options or the conversion, exercise or exchange of any such Convertible Securities. If any such Options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Exercise Price, as adjusted upon the issuance of such Options or Convertible Securities, shall be readjusted at the time of such expiration to the Exercise Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such Options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such Options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, exercised or exchanged, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion, exercise or exchange of such Convertible Securities.

         (d) In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock, Options or Convertible Securities (other than rights or warrants distributed to all holders of such stock, which shall be treated in accordance with Section 8(c)), any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration, and the Exercise Price then in effect immediately prior to such dividend declaration or distribution shall be reduced as if the Corporation had subdivided its outstanding shares of Common Stock into a greater number of shares as provided in clause (e) of this Section 8.

         (e) If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of shares issuable upon exercise of this Warrant will be proportionately increased and the Exercise Price will be proportionately decreased, and if the Corporation at any time combines (by reverse stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of shares issuable upon exercise of this Warrant will be proportionately decreased and the Exercise Price will be proportionately increased.

         (f) Other Distributions. Other than ordinary cash dividends or distributions paid out of the Corporation's current earnings in amounts consistent with the Corporation's ordinary practice as in effect from time to time, which are specifically excluded from the provisions of this clause
(f), in the event the Corporation shall fix a record date for the making of a dividend or distribution on its Common Stock payable in cash, Common Stock of the Corporation, securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets or warrants or rights not referred to in clauses (d) or (e) of this Section 8 (the "Other Distribution"), then, in each such case, at the election of the Corporation, either (i) the number of shares of Common Stock issuable after such record date upon exercise of this Warrant shall be adjusted by multiplying the number of shares of Common Stock issuable upon the exercise of this Warrant immediately prior to such record date by a fraction, the numerator of which shall be the then Fair Market Value per share of Common Stock on the record date for such distribution and the denominator of which shall be the then Fair Market Value per share of Common Stock on the record date for such distribution less an amount equal to the then fair market value (as determined in good faith by the Board of Directors of the Corporation) of the Other Distribution applicable to one share of Common Stock, or (ii) adequate provision shall be made so that the holder of this Warrant shall have the right to receive, in addition to shares of Common Stock upon the exercise of this Warrant, at the election of the Company, either (A) the Other Distribution to which such holder would have been entitled as a holder of Common Stock if such holder had exercised this Warrant immediately prior to the record date for such distribution or (B) the cash equivalent of such Other Distribution.

                  If the Corporation elects to adjust the number of shares of Common Stock issuable upon the exercise of this Warrant pursuant to clause (i) above, such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders of the Corporation entitled to receive such distribution; provided however, that the Corporation shall deliver to the holder who exercises this Warrant after any such record date, but prior to the related distribution, a due bill or other appropriate instrument evidencing such holder's right to receive such distribution upon its occurrence.

                  Notwithstanding the foregoing, the Corporation shall not elect the adjustment provided for in clause (i) above if the then fair market value (as determined in good faith by the Board of Directors of the Corporation) of the Other Distribution applicable to one share of Common Stock is equal to or greater than the then Fair Market Value per share of Common Stock on the record date of such distribution.

         (g) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation or deemed to be issued pursuant to this Section 8 (whether or not subsequently reacquired or retired by the Corporation), other than Excluded Stock. "Excluded Stock" shall mean (i) Common Stock and/or options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrants or other rights to employees, officers or directors of, or consultants or advisors to, the Corporation or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors; (ii) Common Stock issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the date hereof, including, without limitation, the Series F Preferred Stock of the Corporation; (iii) Common Stock issued in connection with the acquisition of any person or entity whether by merger or otherwise; (iv) Common Stock issued pursuant to a transaction for which an adjustment is made pursuant to Section 7 or clause (d) or (e) of this Section 8 hereof; and (v) shares of Common Stock issued for cash in a registered underwritten offering bona fide offered and sold to the public. The "Effective Price" of Additional

Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Section 8, into the aggregate consideration received, or deemed to have been received by the Corporation for such issue under this Section 8, for such Additional Shares of Common Stock.

         (h) No adjustment pursuant to this Section 8 need be made for the adoption of a plan commonly referred to as a "Stockholders' Rights Plan" which provides for the issuance of rights to acquire shares of capital stock upon the occurrence of some event that is not within the control of the rights holders, or the issuance of rights under such plan; provided that the issuance of capital stock pursuant to such rights shall require adjustment to the Exercise Price and number of shares of Common Stock purchasable upon the exercise hereof.

         SECTION 9. No Dilution or Impairment. If any event shall occur as to which the provisions of Section 7 or 8 hereof are not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by this Warrant in a way that is contrary to the manifest and essential intent and principles of Sections 7 and 8 hereof, then, in each such case, the Board of Directors of the Corporation shall provide for an adjustment, if applicable, on a basis consistent with the manifest and essential intent and principles established in Sections 7 and 8 hereof, necessary to preserve, without dilution, the purchase rights represented by this Warrant.

         SECTION 10. Notice of Adjustment. Upon any adjustment or other change relating to the Exercise Price or the securities purchasable upon the exercise of this Warrant, then, and in each such case, the Corporation shall (a) cause to be issued to the Corporation a certificate of a firm of independent public accountants (who may be the regular accountants employed by the Corporation) setting forth the Exercise Price and number of shares of Common Stock issuable upon exercise of the Warrant after such adjustment and setting forth a statement of the facts requiring such adjustment and showing in reasonable detail the manner of computing the same and (b) promptly give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such registered holder as shown on the books of the Corporation, which notice shall state the increase or decrease in the number or other denominations of securities purchasable upon the exercise of this Warrant and a copy of the certificate referred to in clause (a) above.

         SECTION 11. Fractional Shares. If the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted pursuant to provisions hereof, the Corporation shall nevertheless not be required to issue fractions of shares, upon exercise of this Warrant or otherwise, or to distribute certificates that evidence fractional shares. Whether or not fractional shares are issuable upon exercise of this Warrant shall be determined on the basis of the total number of shares of Common Stock the holder is at the time acquiring and the number of shares of Common Stock issuable upon such aggregate exercise. With respect to any fraction of a share called for upon any exercise hereof, the Corporation shall pay to the holder hereof an amount in cash equal to such fraction multiplied by the current Fair Market Value of one share of Common Stock.

         SECTION 12. Information. Each holder of this Warrant, and each holder of shares of Common Stock acquired upon the exercise of this Warrant, by acceptance hereof and thereof, agrees to furnish to the Corporation such information concerning such holder as may be requested by the Corporation which is necessary in connection with any registration or qualification of shares of Common Stock purchasable hereunder.

         SECTION 13. Warrant Holder Not Deemed Stockholder. The holder of this Warrant shall not, as such, be entitled to any rights as a stockholder of the Corporation, except for those conferred pursuant to this Warrant, nor shall the holder of this Warrant have any liabilities to purchase any securities hereunder or as a stockholder of the Corporation whether such liabilities are asserted by the Corporation or by creditors or stockholders of the Corporation or otherwise.

         SECTION 14. Transfer Restrictions. Each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THIS WARRANT AND ANY SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER ANY APPLICABLE STATE LAWS. THIS WARRANT HAS BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE 1933 ACT. THIS WARRANT AND ANY SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT

                  IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                  THE SALE, PLEDGE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THIS WARRANT AND ANY SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS WARRANT IS RESTRICTED BY AND SUBJECT TO THE PROVISIONS OF A PURCHASE AGREEMENT DATED AS OF _______________, 2001, A COPY OF WHICH IS AVAILABLE UPON REQUEST FOR INSPECTION AT THE OFFICES OF THE COMPANY. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY.

Each certificate for Common Stock issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER ANY APPLICABLE STATE LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE 1933 ACT. THE SHARES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EFFECTIVE REGISTRATION

                  STATEMENT OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                  THE SALE, PLEDGE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND SUBJECT TO THE PROVISIONS OF A STOCK PURCHASE AGREEMENT DATED AS OF _______________, 2001, A COPY OF WHICH IS AVAILABLE UPON REQUEST FOR INSPECTION AT THE OFFICES OF THE COMPANY. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY.

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE SHALL BE REDEEMABLE AS PROVIDED IN THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

Subject to the foregoing, the shares of Common Stock issuable upon exercise of this Warrant are freely transferable at any time.

         SECTION 15. Rights of Action; Remedies. All rights of action with respect to this Warrant are vested in the holder of this Warrant, and the holder may enforce against the Corporation its right to exercise this Warrant for the purchase of shares of Common Stock in the manner provided in this Warrant. The Corporation stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Corporation in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         SECTION 16. Modification of Warrant. This Warrant shall not be modified, supplemented or altered in any respect except with the consent in writing of the holder hereof and the Corporation; and no change in the number or nature of the securities purchasable upon the exercise of this Warrant, or the exercise price therefor, or the acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the holder hereof, other than such changes as are specifically prescribed by this Warrant as originally executed.

         SECTION 17. Miscellaneous. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of State of Delaware, without regard to its principles of conflicts of laws. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. This Warrant, the Registration Rights Agreement and the Purchase Agreement, dated as of __________ ___, ____, among ___________ embody the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

         SECTION 18. Descriptive Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 19. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW.

         SECTION 20. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America, located in Delaware, for any Litigation arising out of or relating to this Warrant and the transactions contemplated hereby and thereby (and agrees not to commence any proceeding relating hereto or thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail in accordance with Section ___shall be effective service of process for any proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any proceeding arising out of this Warrant or the transactions contemplated hereby in the courts of the State of Delaware or the United States of America, located in Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such proceeding brought in any such court has been brought in an inconvenient forum.

         SECTION 21. WAIVER OF JURY TRIAL. THE COMPANY AND THE PURCHASERS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS WARRANT.

         SECTION 22. Successors. All the covenants and provisions of this Warrant shall bind and inure to the benefit of the successors and permitted transferees of the holder and the successors of the Corporation.

SECTION 23. Exchange Listing. The Corporation will from time to time take all action that may be necessary so that the shares of Common Stock issuable upon exercise of this Warrant, as soon as reasonably practicable following their issuance upon the exercise of this Warrant, will be listed on the principal securities exchanges, automated quotation systems or other markets within the United States of America, if any, on which the shares of Common Stock are then listed (but, in any event, such listing shall be effected by the Corporation within the time frame required by any such exchanges, quotation systems or other markets).

         SECTION 24. Definitions. For purposes of this Warrant, the following terms have the following respective meanings:

         "Average Price" means, with respect to any shares of stock or securities, including the Common Stock, on any date of determination, the average for the five (5) Trading Days preceding and including such date of determination of the reported last sale prices per share on a national securities exchange or admitted to unlisted trading privileges on such exchange or quoted in the NASDAQ System, or if not listed or admitted to unlisted trading privileges, the average for the five (5) Trading Days preceding and including the date of determination of the average of the last reported bid and asked prices per share or security reported by the National Quotation Bureau.

         "Fair Market Value" means, with respect to any shares of stock or other securities, (i) if such stock or securities are listed or admitted to trading on a national securities exchange or admitted to unlisted trading privileges on such exchange or quoted in the NASDAQ System, the Average Price per share or security, as the case may be, at the close of trading on the Trading Day on which the relevant determination is to be made (the date of exercise of the Warrant, in the case of any such determination to be made with respect to such exercise) or, if such day is not a Trading Day, the Trading Day immediately preceding such day and (ii) if such stock or security is not so listed or admitted to unlisted trading privileges, the current fair market value of such stock or security as determined in good faith by the Board of Directors of the Corporation.

         "Trading Day" means (i) if the relevant stock or security is listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, a day on which such exchange is open for business; (ii) if the relevant stock or security is quoted on the NASDAQ National Market or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or (iii) if the relevant stock or security is not listed or admitted for trading on any national securities exchange or quoted on the NASDAQ National Market or any other system of automated dissemination of quotation of securities prices, a day on which the relevant stock or security is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for such stock or security are available.




         IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed as of the date first written above.



                                              McLEODUSA INCORPORATED



                                              By:
                                                    ---------------------------
                                              Name:
                                                    ---------------------------
                                              Title:
                                                    ---------------------------

                                 EXHIBIT A

                               EXERCISE FORM
                 (To be signed only on exercise of Warrant)


McLeodUSA Incorporated
------------------
------------------
------------------

         The undersigned hereby irrevocably elects to exercise the right to purchase represented by the within Warrant for, and to purchase thereunder, _______ shares of the stock provided for therein, and requests that certificates for such shares be issued in the name of:

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
          (Please print name, address and social security number)

and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of the undersigned holder of the within Warrant or his Assignee as below indicated and delivered to the address stated below.

NAME OF HOLDER OR ASSIGNEE:_____________________________________________
                                                     (Please print)

ADDRESS OF HOLDER
OR ASSIGNEE:_______________________________________________________________

SIGNATURE OF HOLDER:_____________________________________________________

DATED:__________________


Note: The above signature must correspond with the name exactly as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever, unless the within Warrant has been assigned.




                                 EXHIBIT B

                             FORM OF ASSIGNMENT
                 (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns and transfers unto _____________________________ the right represented by the within Warrant to purchase __________________ shares of Common Stock of McLeodUSA Incorporated to which the within Warrant relates, and appoints ______________________ attorney to transfer such rights on the books of McLeodUSA Incorporated with full power of substitution in the premises.


NAME OF HOLDER:__________________________________________________________
                                 (Please print)

ADDRESS:__________________________________________________________________

SIGNATURE OF HOLDER:____________________________________________________

DATED:__________________


Note: The above signature must correspond with the name exactly as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever, unless the within Warrant has been assigned.


SIGNED IN THE PRESENCE OF:


-----------------------------